Exhibit 99.1

ELECTION TO EXERCISE WARRANTS

To:	____, 2014 DelMar Pharmaceuticals, Inc. Suite 720 - 999 West Broadway Vancouver, British Columbia CANADA V5Z 1K5
Attn: Corporate Secretary Fax. No. 604.608.5685

Reference is made to the Warrant to purchase __________________shares of the Common Stock of DelMar Pharmaceuticals, Inc. which was issued to me on ________________ (the “Investor Warrant”).  I hereby agree and elect to exercise for cash as set forth below some or all of all of the Investor Warrants at the reduced exercise price of $0.65 per share as set forth in Table 1 below. The securities being offered pursuant to this Election to Exercise Warrants are being offered pursuant to exemptions provided by Section 4(2) of the Securities Act of 1933, as amended and  Regulation D thereunder.

TABLE 1
NUMBER OF INVESTOR WARRANTS TO BE EXERCISED

A	B
Number of “Investor Warrants” Being Exercised:	Exercise Price Per Share
_____________________________________	$0.65

EXERCISE PRICE AND STOCK CERTIFICATES

The undersigned hereby irrevocably elects to exercise and to purchase the number of shares of DelMar Pharmaceuticals, Inc. common stock issuable upon exercise of Investor Warrants listed in Table 1 above and delivery of:

$_________________ (in cash, which is the product of $.65 per share  multiplied by the number of  Investor Warrants being exercised hereunder as set forth in Table 1 above).

The undersigned requests that certificates for such shares be issued in the name of:

 (Please print name, address and social security or federal employer identification number (if applicable))

 If the shares issuable upon this exercise are not all of the shares issuable for all of the holder’s Investor Warrants, the undersigned requests that a new Warrant evidencing the rights not so exercised (which Investor Warrants shall continue to have an exercise price of $0.80 per share) be issued in the name of and delivered to:

(Please print name, address and social security or federal employer identification number (if applicable))

Name of Holder (print):
Signature:
Title:
Dated:

ACKNOWLEDGMENTS AND REPRESENTATIONS AND WARRANTIES

I understand and acknowledge that:

(1) To exercise the Investor Warrants at the reduced exercise price of $.65 per share, I must comply with the   “Instructions for Delivery” (attached hereto).

(2)  I hereby agree and acknowledge that upon the Company’s acceptance of this Election to Exercise Warrants as evidenced by the Company’s acknowledging and returning a countersigned copy of this Election to Exercise Warrants my Investor Warrants described in Table 1 above shall be deemed automatically amended as applicable to give effect to the exercise of the Investor Warrants pursuant to this Election to Exercise Warrants, without any further action or signature required by me or the Company. Until the acceptance by the Company of the payment for the exercise price for the Investor Warrant being exercised, such funds will be placed into a separate non-interest bearing account until the earlier of acceptance of this Election to Exercise Warrants or May 30, 2014 (the “Expiration Date”).  If the Company has not accepted this Election to Exercise Warrants by the Expiration Date, it shall return the proceeds for the exercise price of the Investor Warrants to the holder of such Warrant.

(3)  I understand that by executing this Election to Exercise Warrants, I am automatically, irrevocably and contemporaneously exercising my Investor Warrants and thereafter such Investor Warrants will be null and void.

 (4)  If I have decided to exercise less than my total number of Investor Warrants, the Company will send me a new Investor Warrant which shall be on the same form, including the original exercise price, as the original Investor Warrants issued to me in connection with the private offering (the “Private Placement”) of Common Stock pursuant to the certain Private Placement Memorandum dated January 4, 2013 for the amount of Investor Warrants I excluded from this Election to Exercise Warrants.

 (5) The Company has advised me to consult with my own legal, tax and accounting advisors as to the consequences of exercising my Investor Warrants.

(6) I have accurately completed and executed the Accredited Investor Questionnaire and understand that the Company will not accept any Election to Exercise Warrants from or on behalf of any Investor Warrant holders if the Company determines that a valid securities exception is not available for the exercise of the Investor Warrants at the reduced exercise price under the Securities Act of 1933, as amended.

(7) All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, my death or incapacity, and all of my obligations hereunder shall be binding upon my heirs, personal representatives, successors and assigns and my election to exercise my Investor Warrants is irrevocable.

(8) Upon request, I will execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the amendment and exercise of the Investor Warrants pursuant to this Election to Exercise Warrants.

(9)  I acknowledge that neither the Securities Exchange Commission nor any state securities commission has approved or disapproved of the transactions contemplated herein, passed up on the merits or fairness of the transaction; or passed upon the adequacy or accuracy of the disclosure in this document.

(10)  I acknowledge that the Investor Warrants and the shares of common stock issuable upon exercise of the Investor Warrants, as amended hereby, are “restricted securities” and may not be sold by the holder absent a registration statement covering the resale of the shares or an exemption from the registration requirement.  I further acknowledge that there is no established trading marked for the Investor Warrants and we do not intend to list the Investor Warrants for trading on any exchange or market.

 I hereby represent and warrant that:

(1) I have the full power and authority to execute, deliver and perform any obligations hereunder and that, when and to the extent the Investor Warrants are accepted for exercise by the Company, the Investor Warrants will be free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof and the Investor Warrants will not be subject to any adverse claims.

(2) I either alone or with my purchaser representative have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of investment in the warrants shares issuable upon the exercise of the Investor Warrants.

(3) I have had the opportunity to review the current business prospects, financial condition and operating history of the Company as set forth in the filings that the Company has made with the Securities and Exchange Commission, including, but not limited to, the Company’s Annual Report on form 10-K for the year ended December 31, 2013 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014; and

(4) I have had the opportunity to ask questions and receive answers from the Company regarding the terms and conditions pertaining to my execution of this Election to Exercise Warrants and I have received all the information I consider necessary or appropriate for deciding whether to exercise my Investor Warrant.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

If you execute the election above to exercise your Investor Warrants and return this signature page, your Investor Warrants will be deemed amended and exercised in accordance with the terms and conditions of the this Election to Exercise  Warrants.  Any portion of the Investor Warrants that are not exercised shall continue to be exercisable upon the terms and conditions, including the exercise price, of the original Investor Warrants issued to the undersigned holder in connection with the Private Placement.

You must complete and sign the following exactly as your name appears on your Investor Warrants. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact or another person acting in a fiduciary or representative capacity, please set forth the signatory’s full title and include with this Election to Participate and Exercise Warrants proper evidence of the authority of such person to act in such capacity.

Date:
(Signature)

(Print Name)

Title (if applicable)

Address:

Telephone:

Fax:

Tax ID/SSN:

AGREED AND ACCEPTED:

DelMar Pharmaceuticals, Inc.

By:
Jeffrey Bacha
President and CEO
INSTRUCTIONS FOR DELIVERY

To affect your acceptance of the Election to Warrants you must:

(1)	Complete, sign and return this Election to Exercise Warrants.

(2)	Tender your Investor Warrants for each Investor Warrant to be exercised.

(3)	Complete, sign and return the Accredited Investor Questionnaire (attached hereto).

(4)	Pay the exercise price applicable to your Investor Warrant ($0.65 x number of shares to be exercised) by check or by wire transfer pursuant to the wire transfer instructions set forth below.

The Election to Exercise Warrants Investor Warrants, Accredited Investor Questionnaire along with the exercise price must be received at the address below, on or before May 30, 2014, but may be extended by the Company in its sole discretion.

ADDRESS FOR EXECTUED DOCUMENTS:
DelMar Pharmaceuticals, Inc.
Suite 720 -- 999 West Broadway
Vancouver, British Columbia CANADA V5Z1K5
Attn: Corporate Secretary
Tel. No. (604) 629-5989
Fax No. (604) 608-5685
e-mail: spraill@delmarpharma.com

CHEQUES PAYABLE TO:	Signature Bank, as Escrow Agent for DelMar Pharmaceuticals, Inc. Signature Bank 261 Madison Avenue New York, NY, 10016

WIRE TRANSFER INSTRUCTIONS FOR EXERCISE OF WARRANTS:	Signature Bank 261 Madison Avenue New York, NY, 10016 ABA No: 026013576 For credit to Signature Bank as Escrow Agent for DelMar Pharmaceuticals, Inc. Acct No: 150 226 1696

Delivery to an address other than as set forth above will not constitute a valid delivery.

ACCREDITED INVESTOR QUESTIONNAIRE

The undersigned understands that the purpose of this Questionnaire is to permit DelMar Pharmaceuticals, Inc. (“DelMar ”) to determine whether the undersigned is an “accredited investor” as such term is defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended (the “ Act ”). The undersigned represents to you that (i) the information contained herein is complete and accurate and may be relied upon by DelMar, and (ii) the undersigned will notify DelMar immediately of any change in any of such information.

All information furnished is for the sole use of DelMar and its counsel and will be held in confidence by DelMar and its counsel, except that this Questionnaire may be furnished to such parties as DelMar deems desirable to establish compliance with federal or state securities laws.

A. For Individuals:

The undersigned individual is an “Accredited Investor” for one or more of the following reasons (check all that apply):

☐ The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000. For purposes of the foregoing, “net worth” shall be deemed to include all of your assets, liquid or illiquid (including such items as furnishings, automobile and restricted securities, but excluding the value of your primary residence) minus any liabilities (including such items as loans and other debts and liabilities, but excluding any mortgage on your primary residence to the extent that it does not exceed the fair market value of such residence).

☐ The undersigned is an individual (not a partnership, corporation, etc.) who had (i) an individual income in excess of $200,000 or (ii) joint income together with their spouse in excess of $300,000, in each of the two most recent years and reasonably expect to reach the same income level in the current year. For purposes of the foregoing, “income” is not limited to “adjusted gross income” as that term is defined for federal income tax purposes, but rather includes certain items of income which are deducted in computing “adjusted gross income”. For investors who are salaried employees, the gross salary of such investor, minus any significant expenses personally incurred by such investor in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of “income” for purposes of this question. For investors who are self-employed, “income” is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

☐	The undersigned is a director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

☐	The undersigned individual is not an “Accredited Investor” because none of the above apply.

B. For Entities:

The undersigned is an “Accredited Investor” because the undersigned falls within at least one of the following categories (Check all appropriate lines):

☐	(i) a bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;

☐	(ii) a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;
☐	(iii) an insurance company as defined in Section 2(a)(13) of the Act;
☐	(iv) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Act;

☐	(v) a Small Business Investment Company licensed by the U.S. Small Business Investment Act of 1958, as amended;
☐	(vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, where such plan has total assets in excess of $5,000,000;
☐	(vii) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended (the “Employee Act”), where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of the Employee Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or an employee benefit plan that has total assets in excess of $5,000,000 or a self-directed plan the investment decisions of which are made solely by persons that are accredited investors.
☐	(viii) a private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 as amended;
☐	(ix) an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;
☐	(x) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a “sophisticated” person, who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment;
☐	(xi) an entity in which all of the equity investors are persons or entities described above.

☐	The undersigned is an entity all the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Questionnaire. (Describe the entity below).

☐	The undersigned entity is not an “Accredited Investor” because none of the above apply.

The foregoing representations are true and accurate as of the date hereof.

Dated: , 2014
Name of Investor

Signature

Printed Name

Title (if applicable)

Name of joint investor or other person whose signature is required

Signature

Title (if applicable)